Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated June 5, 2023
to the
ActivePassive Core Bond ETF,
ActivePassive Intermediate Municipal Bond ETF,
ActivePassive International Equity ETF and
ActivePassive U.S. Equity ETF (the “Funds”)
Prospectus and Statement of Additional Information (“SAI”)
dated March 9, 2023, as supplemented

This supplement makes the following amendments to disclosures in the Funds’ Prospectus and SAI dated March 9, 2023, as supplemented.

Effective immediately, the address of the Fund’s investment adviser, Envestnet Asset Management, Inc. (the “Adviser”) is:

Envestnet Asset Management, Inc.
One North Wacker Drive, Suite 1925
Chicago, IL 60606

All references to the Adviser’s former address (35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601) in the Prospectus and SAI are hereby replaced with the Adviser’s new address as listed above.

Please retain this supplement with your Prospectus and SAI